Exhibit 99.4

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Carlos Slim Domit
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Carlos Slim Domit

1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Marco Antonio Slim Domit
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Marco Antonio Slim Domit

2

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Patrick Slim Domit
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Patrick Slim Domit

3

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to her beneficial ownership (direct or indirect) of any securities she may be deemed to beneficially own, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ María Soumaya Slim Domit
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María Soumaya Slim Domit

4

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to her beneficial ownership (direct or indirect) of any securities she may be deemed to beneficially own, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Vanessa Paola Slim Domit
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Vanessa Paola Slim Domit

5

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to her beneficial ownership (direct or indirect) of any securities she may be deemed to beneficially own, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Johanna Monique Slim Domit
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Johanna Monique Slim Domit

6

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Carso Global Telecom, S.A. de C.V. (the “Company”), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company’s name, place and stead and on the Company’s behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to the Company’s beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company’s behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

CARSO GLOBAL TELECOM, S.A. DE C.V.

  /s/Armando Ibáñez Vázquez

By: Armando Ibáñez Vázquez

Title: Attorney-in-Fact

7

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Teléfonos de México, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of Compañía Anónima Nacional Teléfonos de Venezuela (CANTV), and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2009.

April 3, 2006

TELÉFONOS DE MÉXICO, S.A. DE C.V.

/s/ Adolfo Cerezo Pérez
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By: Adolfo Cerezo Pérez
Title: Attorney-in-Fact

8

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of América Telecom, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

January 5, 2005

AMÉRICA TELECOM, S.A. DE C.V.

/s/ Armando Ibáñez Vázquez
-----------------------------
By: Armando Ibáñez Vázquez
Title: Attorney-in-Fact

9

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of América Móvil, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

January 05, 2005

AMÉRICA MÓVIL, S.A. DE C.V.

/s/ Alejandro Cantú Jiménez
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By: Alejandro Cantú Jiménez
Title: Attorney-in-Fact

10

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Inmobiliaria Carso, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

INMOBILIARIA CARSO, S.A. DE C.V.

/s/ Armando Ibáñez Vázquez
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By: Armando Ibáñez Vázquez
Title: Attorney-in-Fact

11